                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 22, 1998
                                                         -----------------



                       JONES INTERNATIONAL NETWORKS, LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



      Colorado                      333-62077                     84-1470911
      --------                      ---------                     ----------
(State of Organization)       (Commission File No.)             (IRS Employer
                                                            Identification No.)


                                 P.O. Box 3309
                9697 E. Mineral Avenue, Englewood, CO 80155-3309
                ------------------------------------------------
              (Address of principal executive office and Zip Code)


       Registrant's telephone number, including area code (303) 792-3111
                                                          --------------

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Item 5.  Other Events.
         ------------

     On December 22, 1998, Jones International Networks, Ltd. (the "Company"), pursuant to an effective Registration Statement on Form S-4 (No. 333-62077) completed the exchange of its $100,000,000 aggregate principal amount of 11 3/4% Senior Secured Notes due 2005 (the "Exchange Notes") for all of its outstanding 11 3/4% Senior Secured Notes due 2005 issued in a July 1998 private placement (the "Old Notes"). The Exchange Notes will evidence the same debt as the Old Notes which they replace and will be entitled to the benefits of the Indenture dated as of July 10, 1998 governing the Old Notes and the Exchange Notes. The Exchange Notes do not have certain transfer restriction features which applied to the Old Notes.

     There were no proceeds to the Company from the issuance of the Exchange Notes pursuant to said offering.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Not applicable.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES INTERNATIONAL
                              NETWORKS, LTD.

                                   /s/ Gregory J. Liptak
Dated: December 28, 1998      By:  _________________________
                                   Gregory J. Liptak
                                   President

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